Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Sales	$ 10,779,655	$ 8,041,048
Cost of sales	8,720,939	6,452,988
Gross profit	2,058,716	1,588,060
Selling and marketing	1,940,752	1,103,528
Research and development	1,418,930	1,398,067
General and administrative	1,697,739	1,525,498
Total operating expenses	5,057,421	4,027,093
Operating loss	(2,998,705)	(2,439,033)
Interest income	1,042	2,129
Interest expense		(177)
Gain on sale and license of assets	69,952
Total other income	70,994	1,952
Net loss applicable to common shareholders	$ (2,927,711)	$ (2,437,081)
Net loss per common share - basic and diluted (in Dollars per share)	$ (0.04)	$ (0.05)
Weighted average shares outstanding - basic and diluted (in Shares)	67,712,652	52,437,504